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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          INTEGRATED CIRCUIT SYSTEMS
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Notes:

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                     [LOGO OF INTEGRATED CIRCUIT SYSTEMS]

December 30, 1998

Dear Fellow Shareholders:

As you may already be aware, we have postponed the Company's Annual Meeting until January 25, 1999. The Annual Meeting was originally scheduled for today. In consideration for the postponement, Dr. Prodromou has agreed to dismiss the litigation he filed on December 24, 1998 in the Court of Common Pleas for Montgomery County, Pennsylvania, which sought to preliminarily enjoin the Annual Meeting. ICS has also agreed to provide Dr. Prodromou the list of ICS shareholders.

The ICS by-laws provide that any shareholder desiring to nominate candidates for election as directors at a shareholders meeting must provide certain information to the Company at least 50 days and not more than 75 days prior to the date of the meeting. Given that the Annual Meeting is now scheduled for January 25, 1999, Dr. Prodromou's dissident director nominees are now entitled to stand for election at the annual meeting.

Despite our belief that Dr. Prodromou's lawsuit has no merit, this postponement will avoid the unnecessary waste of time and resources involved in fighting this litigation. We look forward to the rescheduled Annual Meeting at which time you will have a clear choice between management's nominees to the Board and Dr. Prodromou's nominees.

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Vote FOR management's director nominees on the enclosed WHITE proxy card today.

                              The Choice Is Clear.

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Last week Institutional Shareholder Services Inc. (ISS), the nation's leading institutional shareholder advisory firm, recommended that ICS shareholders vote in support of ICS management's nominees to the Board of Directors.

Your board is committed to enhancing and sustaining shareholder value by focusing on core competencies and our new corporate governance program is designed to ensure increased responsiveness to shareholders.

Very truly yours,


/s/ Rudolf Gassner

Rudolf Gassner
Chairman-elect of the Board

  2435 BLVD. OF THE GENERALS * P.O. BOX 968 * VALLEY FORGE, PA 19482-0968 *
                       610-630-5300 * FAX: 610-630-5399
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